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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): February 17, 2004

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

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
           Delaware                             0-27354                          65-0403311
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 (State or other jurisdiction            (Commission File Number)              (I.R.S. Employer
      of incorporation)                                                      Identification No.)

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                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000
                                                           --------------



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Item 9.  Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.

         The following information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition and pursuant to Item 9 - Regulation FD Disclosure on this Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On February 17, 2004, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Impax Laboratories, Inc.



Date: February 17, 2004                   By: /s/ Cornel C. Spiegler
                                             ----------------------------------
                                               Cornel C. Spiegler
                                               Chief Financial Officer